Sal J. Uglietta

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
Know all by these presents, that the
undersigned hereby makes,
constitutes and appoints each of
Gregory M. Nichols
and Suzanne J. Roberts, each
acting individually, as
the undersigneds true and
lawful attorney in fact,
with full power and authority
as hereinafter described
on behalf of and in the name,
place and
stead of the undersigned to
1.prepare, execute, acknowledge,
deliver and file Forms 3, 4,
and 5, including any amendments
thereto with respect to the
securities of Gevity HR, Inc.
a Florida corporation,
the Company,
with the United States Securities
and Exchange Commission, any
national securities exchanges and
the Company, as considered
necessary or advisable under
Section 16 a.of the Securities
Exchange Act of 1934 and the rules
and regulations promulgated
thereunder, as amended from time
to time,the Exchange Act,
2.seek or obtain, as the undersigneds
representative and on
the undersigneds behalf, information
on transactions in the
Companys securities from any third
party, including brokers,
employee
benefit plan administrators and
trustees, and the undersigned
hereby authorizes any such person
to release any such
information
to the undersigned and approves and
ratifies any such
release of
information, and
3.perform any and all other acts
which in the discretion of
such attorney in fact are necessary
or desirable for and on
behalf
of the undersigned in connection
with the foregoing.
The undersigned acknowledges that
1.this Power of Attorney authorizes,
but does not require,
each
such attorney in fact to act
in their discretion on
information
provided to such attorney in fact
without independent
verification of such information,
2.any documents prepared and/or
executed by either such
attorney in fact on behalf of the
undersigned pursuant
to this
Power of Attorney will be in such
form and will contain
such
information and disclosure as such
attorney in fact, in his
discretion, deems necessary or
desirable,
3.neither the Company nor either
of such attorneys in fact
assumes i. any liability for the
undersigneds
responsibilityto comply with the
requirement of
the Exchange Act, ii. any liability
of the undersigned
for any failure to comply with
such requirements, or iii. any
obligation or liability
of the undersigned for profit
disgorgement under
Section 16b of theExchange Act,
and
4.this Power of Attorney does not
relieve the undersigned
from responsibility for compliance
with the undersigneds
obligations under the Exchange Act,
including without
limitation the reporting requirements
under Section 16
of the Exchange Act.
The undersigned hereby gives and grants
each of the
foregoing attorneys in fact full power
and authority to do
and perform all and every act and thing
whatsoever
requisite, necessary or appropriate to
be done in and
about the foregoing matters as fully to
all intents
and purposes as the undersigned might
or could do if present, hereby ratifying all that each such attorney in fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this
Limited Power of Attorney.
This Power of Attorney shall remain in
full force and effect
until revoked by the undersigned in a
signed writing
delivered
to each such attorney in fact.
IN WITNESS WHEREOF, the undersigned
has caused this Power of
Attorney to be executed as of this
6th day of October, 2003.
	Sal J. Uglietta
	Signature
	Sal J. Uglietta
	Print Name

STATE OF Florida
COUNTY OF Manatee
On this 6th day of October, 2003,
Sal J. Uglietta
personally appeared before me,
and acknowledged that he
executed the foregoing instrument
for the purposes therein
contained.
IN WITNESS WHEREOF, I have hereunto
set my hand and official
seal.
Hope L. Chambers Notary Public
DD086185
My Commission Expires
January 23, 2006